                                                                   Exhibit 10.34

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                     Amendment 013 to Outsourcing Agreement
                                     between
                                   IBM and MSL


The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacturer's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). Following execution signatures by IBM and MSL (each a Party and together the "Parties"), this amendment will be effective on June 1, 2002 unless otherwise stated for specific Sections of this Amendment 013.

The Parties agree to amend the Agreement as follow:

1. Delete Section 1.15 of the Outsourcing Base Agreement, as amended in Amendment 012, in its entirety and replace with the following:

         ""Product Attachment" shall mean Attachments A, G, and L of the Statement of Work and Exhibit 1 to Supplement 1 of the Statement of Work to this Agreement which describe the details of a specific transaction or series of transactions. Product Attachments are incorporated into and made a part of this Agreement."

2. Delete the first sentence in SECTION 4.0 TERM of the Outsourcing Base Agreement, as amended in Amendment 012, in its entirety and replace with the following:

         "This Agreement shall become effective on the Effective Date and shall continue for a period of seven (7) years unless terminated as provided in Section 5.0."

3. Delete SECTION 2.0 TERM of Attachment 1, Statement of Work to the Agreement, as amended in Amendment 012, in its entirety and replace with the following:

         "This Attachment and its Product Attachments shall become effective on the Effective Date and shall continue for a period of seven (7) years unless terminated as provided in Section 5.0 of the Base Agreement. This Attachment will automatically be renewed for periods of twelve
         (12) months unless either party gives six (6) months written notice of its intent to terminate this Agreement. Such renewals shall continue for successive periods under the same terms and conditions, unless otherwise agreed in writing by both Parties."

4. Delete the RELATIONSHIP MANAGERS identification information which follows
Section 5.2 g) of Attachment 1, Statement of Work to the Agreement, as amended in Amendment 012, in its entirety and replace with the following:

         "WORLD WIDE RELATIONSHIP MANAGERS:

         IBM: Jesus Martinez Ons
         Mgr of RS Mfg&FF Operations Local Mgr C. Valenciana / Murcia Avenida de Aragon, 30 46021 Valencia ( Spain )
         +34-96-3881861
         +34-96-3610640
         jmartinez @ es.ibm.com


         MSL: J. Donald Oldham
         VP Worldwide Sales and Program Management
         300 Baker Avenue Concord, Massachusetts USA 01742-2121
         +1-978-371-5426
         +1-978-287-5635
         don.oldham @msl.com"
5. Add the following to Section 7.4 of Attachment 1, Statement of Work to the Agreement in its entirety:

         "f) In the event that IBM recognizes a potential loss of an incremental business opportunity, based upon the pricing of MSL Products and/or Services, including, without limitation, those for pre machine type 4800 RS Product(s), and IBM believes that MSL can assist by making reasonable adjustments to such pricing of MSL Products and/or Services, IBM will notify the MSL World Wide Relationship Manager in writing, requesting special pricing consideration. MSL shall have five
                  (5) Days after such IBM written notice to respond to IBM's request in writing with it's good faith efforts to satisfy IBM's request."

6. Delete Section 7.5 e) of Attachment 1, Statement of Work to the Agreement, as amended in Amendment 012, in its entirety and replace with the following:

         "Proposals for updates to the initial prices will be reviewed each quarter on a thirty (30) calendar day cycle. The schedule will be as follows

                  "T" shall be the date that MSL prices and IBM Inter Company Billing Price's (ICBPs) are ready for table load; it is the last day of a calendar quarter end month.

                  Thirty (30) calendar days before T, MSL shall initiate an update proposal.

                  Fifteen (15) calendar days before T, MSL shall answer all IBM questions and issues and revise its proposal.

         Update reviews shall include:

                  i) Updates of materials costs, including packaging costs, with latest quotes of IBM Nominated Suppliers and MSL suppliers. IBM Parts materials costs will be updated to the latest IBM market price. For Parts with a low annual value, the material costs will be updated to the latest purchase costs.

                  ii) Updates of MSL Value Add shall only occur semiannually. MSL Value Add updates are to be included in MSL prices on the last calendar day of each March and on the last calendar day of each September. MSL Value Add is determined by multiplying Materials Cost times the appropriate Value Add Rate from table 1 a) of Appendix 1: Mark Up to Attachment 1, Statement of Work to the Agreement.

                  iii) Update of MSL quotes for MSL manufactured Products.

                  iv) Changes in MSL labor rates, markups and margins, in accordance with the best price and Product price conditions of Sections 7.4 and 7.5 a), b), c), and d).

                  v) Changes in Integration Labor Hours for specific Integration projects based on the latest IBM agreed to quotes."

7. Delete Section 13.0 f) of Attachment 1, Statement of Work to the Agreement in its entirety and replace with the following:

         "MSL prices, and MSL WW surplus inventory carrying charges ("SICC") as specified in Section 13.0 g) of Attachment 1, Statement of Work to the Agreement, include charges for MSL inventory management and ownership. Both parties agree that IBM has no liability for inventories that MSL purchases for the purposes of this contract, providing that forecast (requirements) accuracy is equal to or greater than the level defined in Appendix 2. If Requirements Accuracy falls below 65% liabilities for any machine type for any quarter, IBM will compensate MSL according to the method describe in Appendix 2."

8. Add the following to Section 13.0 of Attachment 1, Statement of Work to the Agreement in its entirety:

         "g) IBM will pay agreed to SICC to MSL quarterly at [**]% annual rate as specified in Section 13.0 g) i) and as specified in
                  Section 13.0 g) ii) and as specified in Section 13.0 g) iii). The SICC rate will be renegotiated annually such that a revised rate is effective each June, beginning June 2003. IBM and MSL must mutually agree upon MSL WW surplus RS inventory subject to SICC. MSL WW surplus RS inventory is MSL RS inventory which exceeds the next 12 months requirements according to the latest IBM forecast, and which MSL purchased consistent with IBM forecasts and agreed upon lead times.

                  i) For a period beginning June 1, 2002 through the term of the Agreement, IBM will pay MSL SICC for inventory contained in the March 2001 ICC payment list, less the inventory sold or otherwise no longer mutually considered part of this inventory .

                  ii) For a period beginning April 1, 2002 through the term of the Agreement, IBM will pay MSL SICC for MSL WW surplus RS inventory which was purchased prior to June 1,2002, and which is not contained in the March 2001 ICC payment list, less the inventory sold or otherwise no longer mutually considered part of this inventory.

                  iii) For MSL WW surplus RS inventory which was purchased on June 1, 2002 or later (less the inventory sold or otherwise no longer considered part of this inventory), IBM, at the end of each quarter, will calculate the maximum MSL WW surplus RS inventory for all machine types and models by using an algorithm which has been agreed upon by both Parties in writing. At the end of each quarter, the average ship cost for all RS machine types and models is known and will be stated in US currency. IBM's maximum liability for MSL WW surplus RS inventory for the quarter will be the maximum MSL WW surplus RS inventory multiplied by the respective average ship cost, multiplied by the current SICC rate. IBM's maximum SICC liability for MSL WW surplus RS inventory for the quarter will be compared to MSL' s respective claim, and IBM will pay MSL the lower of the two."

9. Add the following to the first paragraph of Section 7.0 of Attachment 1, Statement of Work to the Agreement in its entirety.

          "All prices in this Agreement which are stated in pesetas will be divided by [**] for conversion to Euros."

10. Add the following to the end of the first paragraph of Section 11.2 of Attachment 1, Statement of Work to the Agreement:

         "Weekly when driven by significant change to the most recent IBM forecast, IBM may provide updates of up to the current month plus the following two months."

11. Delete Section 11.2 b of Attachment 1, Statement of Work to the Agreement in its entirety and replace with the following:

         "MSL will notify IBM within ten (10) Days of receipt of a monthly forecast if MSL is unable to meet the quantities and Delivery Dates. MSL will notify IBM within five (5) Days of receipt of a weekly forecast if MSL is unable to meet the quantities and Delivery Dates. If MSL cannot meet the quantities and Delivery Dates in a weekly forecast, MSL shall have an additional five (5) Days to meet the quantities and Delivery Dates in the weekly forecast. MSL will notify IBM, again, within the additional five (5) Days if MSL remains unable to meet the quantities and Delivery Dates requested in the weekly forecast. If MSL fails to notify IBM within ten (10) Days following receipt of a monthly forecast, or if MSL fails to notify IBM within the five (5) Days following receipt of a weekly forecast, or if MSL fails to notify IBM again within the additional five (5) Days following receipt of a weekly forecast, MSL will be deemed to have accepted the quantities and Delivery Dates and will be bound by them; provided, however, that MSL's actual or deemed acceptance of any forecast shall be subject to the availability of IBM Parts and IBM Designated Parts as needed, and MSL shall not be subject to any penalties (and IBM shall not be able to reject any proposed rescheduling of Delivery Dates) under this Agreement for failure to meet Delivery Dates due to the unavailability of such Parts at the times necessary to meet Delivery Dates, provided further however that such unavailability of IBM Parts or IBM Designated Parts is not due to MSL's failure to properly order such Parts or otherwise properly manage its relationship with the provider of such Parts."

12. Delete the first paragraph of Section 11.2 c) of Attachment 1, Statement of Work to the Agreement in its entirety and replace with the following:

         "If MSL notifies IBM that it cannot meet the quantities and Delivery Dates in an IBM forecast, MSL's notification will include the quantities MSL can deliver within the forecast's Delivery Dates and proposed schedule of Delivery Dates for delivering the quantities MSL cannot deliver within the forecast. IBM shall notify MSL in writing, within ten (10) Days of receipt of MSL's notification relative to a monthly forecast or within (5) Days of receipt of MSL's additional five
         (5) Day notification relative to a weekly forecast, of its decision either, in its sole discretion to:"


13. Add the following to Section 11.2 of Attachment 1, Statement of Work to the
Agreement:

         "e) MSL, has on Ian. 15, 2002, forwarded to IBM a proposed solution for the weekly full MRP Plan ("Proposal"). The parties agree to work together in good faith to finalize the processes, timing and costs of the Proposal with the common goal to implement the Proposal as soon as practicable. Subject to such timely implementation, MSL will have WW processes in place by Dec. 31, 2002 such that MSL will respond to IBM's monthly rolling twelve (12) month forecast by machine type, model and geography within five (5) Days with notification to IBM of MSL's ability to meet requested quantities and Delivery Dates."

14. Delete the table in 1 a) of Appendix 1: Mark Up, as amended by Amendment 012, to Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the following:

         (a) Value Add and Profit Rates are per the following table:

                                                               VALUE ADD     PROFIT
                                                                RATES        RATES
                                                                -----        ------
RS Fulfillment (US & V ALENCIA Work Centers),

         IBM payment to MSL within fifth teen (15) Days
         after receipt of an acceptable invoice.                [**]%         [**]%

         IBM payment to MSL within thirty (30) Days
         after receipt of an acceptable invoice.                [**]%         [**]%
         IBM payment to MSL within forty five (45) Days
         after receipt of an acceptable invoice.                [**]%         [**]%


         except Drop Shipments (refer to notes 1. and 2.)       [**]%         [**]%
         except GEM POS                                         [**]%         [**]%
         except 4678 -Electronic Shelve Label                      (refer to note 3.)


                                                               VALUE ADD     PROFIT
                                                                RATES        RATES
                                                                -----        ------


Security Mfg & Fulfillment
         A-Sourced Products                                     [**]%         [**]%
         MSL Manufactured Products                              [**]%         [**]%

Spares to Mechanicsburg and Amsterdam

         US Work Center                                         [**]%         [**]%

         Valencia Work Center                                   [**]%         [**]%



         note 1. IBM will limit RS machine type Drop Shipments to 5% of total RS annual machine type fulfillment volumes.

         note 2. except that the sum of the Value Add and Profit rates to be applied to 4001- T01 shall be [**]%.

         note 3. 4678 Electronic Shelve Label pricing is as agreed by IBM and MSL in Exhibit 1 and Exhibit 2 to Attachment A, Product Attachment for RS, to Attachment 1, Statement of Work, to the Agreement."

15. Delete Section 1 b) i) of Appendix 1: Mark Up, as amended by Amendment 012, to Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the following:

         "The Scrap Rate is equal TO [**]% except no scrap provision will be applied to RS Drop Shipments or to OEM Products other than OEM POS as identified in Attachment A, Product Attachment for RS, to Attachment 1, Statement of Work, to the Agreement."

16. Delete Section 1 b) ii) of Appendix 1: Mark Up to Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the following:

                                            "Initial NIC rates         NIC RATES
                                            Mar. 01, 2002 through      April 01, 2002 through
                                            Mar. 31, 2002              May 31, 2005, with updates
                                            US            Val.          US         Val
         4610- 20 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         4610- 40 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         4694 large -20 ft. ocean           [**]%         [**]%        [**]%       [**]%
         4694 large -40 ft. ocean           [**]%         [**]%        [**]%       [**]%
         4694 small- 20 ft. ocean           [**]%         [**]%        [**]%       [**]%
         4694 small- 40 ft. ocean           [**]%         [**]%        [**]%       [**]%
         4800- 20 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         4800- 40 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         4820- 20 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         4820- 40 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         4840- 20 ft. ocean                 [**]%         [**]%        [**]%       [**]%


         4840- 40 ft. ocean                 [**]%         [**]%        [**]%       [**]%
         US peripherals -surface*           [**]%         [**]%        [**]%       [**]%
         US peripherals -ocean*             [**]%         [**]%        [**]%       [**]%
         AP peripherals -ocean*             [**]%         [**]%        [**]%       [**]%
         EU peripherals-surface*            [**]%         [**]%        [**]%       [**]%
         Mex/Can peripherals -surface*      [**]%         [**]%        [**]%       [**]%
         Mex/Can peripherals -ocean*        [**]%         [**]%        [**]%       [**]%
         LA peripherals -ocean*             [**]%         [**]%        [**]%       [**]%

         *The above Initial NIC rates/NIC RATES for peripherals are temporary. IBM and MSL will develop mutually agreed to replacement Initial NIC rates/NIC RATES for peripherals on or before Feb. 15, 2002.

         Products not itemized in the above Initial NIC rates/NIC RATES will utilize the respective Initial NIC rates/NIC RATES for peripherals for the appropriate geography.

Following execution signatures by IBM and MSL of this Amendment 013, the above Initial NIC rates will be effective beginning the first calendar day of March 2002 through March 31, 2002. The above NIC RATES will be effective beginning the first calendar day of Apri1 2002. NIC RATES shall be updated on the first calendar day of each April and on the first calendar day of each October, beginning October 2002. Such NIC RATES updates will be based upon latest quotes, from mutually agreed upon suppliers, received by MSL for freight, duty, customs, clearance, appropriate insurance, and any other costs MSL incurs to bring Product into the US and/or Valencia Work Centers. Updates to NIC RATES must be agreed upon in writing by both Parties.

For the period beginning the first calendar day of March 2002 through March 31, 2002, any differences between;

         (a) actual invoices paid by MSL for freight, duty, customs, clearance, appropriate insurance, and any other costs MSL incurs to bring Product, which MSL purchased consistent with IBM forecasts and agreed upon lead times, into the US and/or Valencia WorkCenters, and

         (b) the respective NIC compensation which MSL would receive through application of NIC RATES in effect as of April 01, 2002,

will be determined and agreed prior to May 31,2002. Differences will be invoiced to MSL or to IBM as the case may be.

For the period beginning the first calendar day of April 2002 through September 30, 2002, any differences between;

         (a) actual invoices paid by MSL for freight, duty, customs, clearance, appropriate insurance, and any other costs MSL incurs to bring Product, which MSL purchased consistent with IBM forecasts and agreed upon lead times, into the US and/or Valencia Work Centers, and

         (b) the respective NIC compensation which MSL would receive through application of the updated NIC RATES in effect as of October 01, 2002,

will be determined and agreed prior to November 30, 2002. Differences will be invoiced to MSL or to IBM as the case may be."



THE REMAINDER OF THIS PAGE 8. IS INTENTIONALLY LEFT BLANK

17. Delete Section 3. of Appendix 1: Mark Up to Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the following:

         "RS Integration prices will be per the formula of Section 7.2 b) with the following rates:

         US Work Center

         Complex (RS) Integration up to 120K direct hours per year @ $[**]/direct hour

         Complex (RS) Integration greater than 120K direct hours per year @ $[**]/ direct hour

         Simple (PC) Integration up to 50K direct hours per year
         @ $[**]/direct hour

         Simple (PC) Integration greater than 50K direct hours per year @ $[**]/direct hour

         Valencia Work Center

         Complex (RS) Integration @ [**] pesetas*/direct hour
         Simple (PC) Integration @ [**] pesetas/direct hour

         * Without MSL account coordinator.

18. Delete Attachment A, Product Attachment -Retail Store Solutions (RS), to Attachment 1, Statement of Work, to the Agreement in its entirety and replace it with the attached Product Attachment of the same name. Exhibits 1 and 2 to Attachment A, Product Attachment for RS, to Attachment 1, Statement of Work, to the Agreement are unchanged by this Amendment 013.

19. Delete Attachment C, Product Attachment -Finance Products, to Attachment 1, Statement of Work to the Agreement in its entirety.

20. Delete Attachment E, Product Attachment -OEM B, Network Computer Division, PSG, to Attachment 1, Statement of Work to the Agreement in its entirety.

21. Delete Attachment G, Product Attachment -Security Products to Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the attached Product Attachment of the same name.

22. Delete Attachment J, Product Attachment -OEM E, Network Computer Division, PSG, to Attachment 1, Statement of Work to the Agreement in its entirety.


THE REMAINDER OF THIS PAGE 9. IS INTENTIONALLY BLANK

23. Delete Section 11.0 of Attachment L -PRODUCT ATTACHMENT for Product Support Services ("PSS"), to Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the following:

"11.0 COORDINATORS

All communications between the parties will be carried out through the following designated coordinators:


-----------------------------------------------------------------------------------------------------------------------------
                     Relationship Managers for MSL Valencia
-----------------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                                         FOR BUYER
----------------------------- -------------------------------------- ------------------------ -------------------------------
Name                          J. Donald Oldham                       Name                     Jesus Martinez Ons
----------------------------- -------------------------------------- ------------------------ -------------------------------
Title                         VP Worldwide Sales and Program         Title                    Mgr of RS Mfg&FF Operations
                              Management                                                      Local Mgr C. Valenciana /
                                                                                              Murcia
----------------------------- -------------------------------------- ------------------------ -------------------------------
Address Country               300 Baker Avenue                       Address Country          Avenida de Aragon, 30
                              Concord, Massachusetts USA                                      46021 Valencia ( Spain )
                              01742-2121
----------------------------- -------------------------------------- ------------------------ -------------------------------
Phone                         +1-978-371-5426                        Phone                    +34-96-3881861
----------------------------- -------------------------------------- ------------------------ -------------------------------
Fax                           +1-978-287-5635                        Fax                      +34-96-3610640
----------------------------- -------------------------------------- ------------------------ -------------------------------
E-mail                        don.oldham@msl.com                     E-mail                   imartinez @ es.ibm.com
----------------------------- -------------------------------------- ------------------------ -------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                     Business Coordinators for MSL Valencia
-----------------------------------------------------------------------------------------------------------------------------
Name                          Francisco Vargas                       Name                     Frans Peters
----------------------------- -------------------------------------- ------------------------ -------------------------------
Title                         Program Manager                        Title                    Buyer
----------------------------- -------------------------------------- ------------------------ -------------------------------
Address Country               Carretera, Valencia                    Address Country          Johan Huizingalaan 761, The
                              Ademuz, La Pobla de Vallbona                                    Netherlands
                              (VALENCIA), Spain
----------------------------- -------------------------------------- ------------------------ -------------------------------
Phone                         +34- 96- 2754328                       Phone                    +31-20-5136731
----------------------------- -------------------------------------- ------------------------ -------------------------------
Fax                           +34- 96- 2754328                       Spain                    +31-20-5137405
----------------------------- -------------------------------------- ------------------------ -------------------------------
E-mail                        Fco_vargas@msl.e-mail.com              E-mail                   Frans_Peters@nl.ibm.com
----------------------------- -------------------------------------- ------------------------ -------------------------------




THE REMAINDER OF THIS PAGE 10. IS INTENTIONALLY BLANK

-----------------------------------------------------------------------------------------------------------------------------
                     Relationship Managers for MSL Charlotte
-----------------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                                         FOR BUYER
----------------------------- -------------------------------------- ------------------------ -------------------------------
Name                          J. Donald Oldham                       Name                     Jesus Martinez Ons
----------------------------- -------------------------------------- ------------------------ -------------------------------
Title                         VP Worldwide Sales and Program         Title                    Mgr of RS Mfg&FF Operations
                              Management                                                      Local Mgr C. Valenciana /
                                                                                              Murcia
----------------------------- -------------------------------------- ------------------------ -------------------------------
Address Country               300 Baker Avenue                       Address Country          Avenida de Aragon, 30
                              Concord, Massachusetts USA                                      46021 Valencia ( Spain )
                              01742-2121
----------------------------- -------------------------------------- ------------------------ -------------------------------
Phone                         +1-978-371-5426                        Phone                    +34-96-3881861
----------------------------- -------------------------------------- ------------------------ -------------------------------
Fax                           +1-978-287-5635                        Fax                      +34-96-3610640
----------------------------- -------------------------------------- ------------------------ -------------------------------
E-mail                        don.oldham@msl.com                     E-mail                   imartinez @ es.ibm.com
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                     Business Coordinators for MSL Charlotte
-----------------------------------------------------------------------------------------------------------------------------
Name                          Randy Z. Rice                          Name                     Mark Cappellett
----------------------------- -------------------------------------- ------------------------ -------------------------------
Title                         Program Manager                        Title                    Procurement Advisor
----------------------------- -------------------------------------- ------------------------ -------------------------------
Address Country               7345 IBM Drive, Charlotte NC  28262    Address Country          Mechanicsburg, USA
----------------------------- -------------------------------------- ------------------------ -------------------------------
Phone                         +1-704-945-4848                        Phone                    +1-717-795-4044
----------------------------- -------------------------------------- ------------------------ -------------------------------
Fax                           +1-704-945-4099                        Spain                    +1-717-795-4651
----------------------------- -------------------------------------- ------------------------ -------------------------------
E-mail                        Randy.Rice@msl.com                     E-mail                   cappelet@us.ibm.com
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                    EMERGENCY ORDER INFORMA TION MSL VALENCIA
-----------------------------------------------------------------------------------------------------------------------------
Supplier Contact              Manuel Macher                                   Manuel_Nacher@msl.e-mail.com
----------------------------- ----------------------------------------------- -----------------------------------------------
Phone                         +34-609 062 301
----------------------------- ----------------------------------------------- -----------------------------------------------
Fax                           +34-96 275 4334
----------------------------- ----------------------------------------------- -----------------------------------------------
E-mail                        Emerval@msl.e-mail.com
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                   EMERGENCY ORDER INFORMA TION MSL CHARLOTTE
-----------------------------------------------------------------------------------------------------------------------------
Supplier Contact              Ian Berman                                      ian.berman@msl.com.com
----------------------------- ----------------------------------------------- -----------------------------------------------
Phone                         +1-704-945-4816
----------------------------- ----------------------------------------------- -----------------------------------------------
Fax                           +1-704-945-4028
----------------------------- ----------------------------------------------- -----------------------------------------------
E-mail                        ibmclthotline@msl.com
----------------------------- ----------------------------------------------- -----------------------------------------------



THE REMAINDER OF THIS PAGE 11. IS INTENTIONALLY BLANK

24. Delete the list of appendices, attachments, and supplements and associated attachments as listed on page 1 of Attachment 1, Statement of Work to the Agreement, and as amended by Amendment 0 11, in its entirety and replace it with the following list:

a)       Appendix 1 Markup
b)       Appendix 2 Requirements Accuracy
c)       Appendix 3 Performance Specifications
d)       Appendix 4 Inventory Supply Flexibility
e)       Attachment A -Product Attachment for RS
f)       Exhibit 1 to Attachment A
g)       Exhibit 2 to Attachment A
h)       Attachment G -Product Attachment for Security Products
i)       Attachment L -Product Attachment for Product Support Services ("PSS")
j)       Supplement 1 -Transition Services and associated Attachments as listed;
k)       Exhibit 1 to Supplement 1 -Product Attachment for Wedge Products
l)       Exhibit 2 to Supplement 1 -Wedge Inventory List
m)       Agreement Exchange of Confidential Information Number 4998560076
n)       IBM Purchase Orders
o)       IBM Customer Orders
p)       Equipment and Program Loan Agreement

25. Delete Section 1 of Attachment 4 -Expense Participation to the Outsourcing Base Agreement in its entirety and replace with the following:

         "I. Valencia Product Engineering Support

         IBM shall pay MSL [**] Euros on the first day of each calendar month during the term of the Agreement for MSL' s completion of the product engineering responsibilities defined in Product Attachment A of the Statement of Work. For any period of less than one month, the above amount shall be apportioned based upon the number of days in that month."

26. Delete Section 2 of Attachment 4 -Expense Participation of the Outsourcing Base Agreement in its entirety.

27. Delete Section 5 of Attachment 4 -Expense Participation to the Outsourcing Base Agreement, as amended by Amendment 0 11, in its entirety and replace with the following:

         "5. Connectivity Operational Costs for the Valencia Work Center

         MSL agrees to acquire and maintain connectivity to IBM systems through IESC secure connections (i.e., the IBM Firewall) beginning July 1, 1999 and for the period in which IBM requires those systems links, that include SNA connectivity, IFX dataflow, Service Manager access and TCP/IP dial services. IBM agrees to reimburse MSL for actual A TT charges for those links up to the following limits:

Operation cost:  ATT fixed charges for connectivity up to a limit of [**]
                 Euros ([**]) per year.


                 ATT variable IFX consumption charges up to a limit of [**] Euros per year.

         MSL will not add any markup to ATT charges.

         IBM will give MSL 90 calendar day advance notice of when that connectivity is no longer required, at which time IBM will no longer pay MSL for Operational costs. In the event that MSL has to pay penalty charges because IBM cancels the connectivity requirement before the IBM/MSL Outsourcing Agreement terminates, IBM and MSL will mutually agree on a compensation, that will not exceed the penalty charges that MSL pays to the A TT nor will be more than [**] Euros. MSL and IBM agree to work together towards reducing the operational cost of their system links and migrating to more industry standard, e-commerce based connectivity."

28. Add the following to Attachment 4 -Expense Participation, to the Outsourcing Base Agreement.

         "6. Manufacturing Utilization Expense Participation

         a) By the fifteenth (15) calendar day of the second month of each quarter, IBM will provide MSL, an original forecast for each week of the third month of that quarter by machine type, model and by geography. Such forecasts may be revised by IBM upon written notification to MSL.

         b) Lower limit liability: IBM will pay MSL [**] percent ([**]%) of the actual expense that MSL paid for unused direct subcontractor labor resulting from a shortfall of work in the third month of a quarter. which had been forecasted by IBM in the original forecast as described in item a) of this Section, unless that forecast had been revised. If the original forecast as described in item a) of this Section is revised by IBM. IBM will pay MSL [**] percent ([**]%) of the actual expense that MSL paid for unused direct subcontractor labor resulting from a shortfall of work in the third month of a quarter. which had been forecasted by IBM in the original forecast and which is within fourteen (14) calendar days from the date of the revised forecast. For the purpose of this item b). the revised forecast replaces the original forecast and the process repeats; except that IBM will not pay multiple payments for any period within the third month of a quarter.

         c) Upper limit liability: IBM will pay MSL [**] percent ([**]%) of the MSL standard labor rate for actual MSL direct employee labor resulting from work in the third quarter which is in excess of [**] percent ([**]%) of that which had been forecasted by IBM in the original forecast as described in item a) of this Section, unless that forecast has been revised. If the original forecast as described in item a) of this Section is revised by IBM, IBM will pay MSL [**] percent ([**]%) of the MSL standard labor rate for actual MSL direct employee labor resulting from work in the third quarter which is in excess of [**] percent ([**]%) of that which had been forecasted by IBM in the original forecast and which is within fourteen (14),calendar days from the date of the revised forecast. Also, IBM will pay MSL [**] percent ([**]%) of the direct subcontractor labor rate for actual direct subcontractor labor resulting from work in the third quarter which is in excess [**] percent ([**]%) of that which had been forecasted by IBM in the original forecast as described in item a) of this Section, unless that forecast has been revised. If the original forecast as described in item a) of this Section is revised by IBM, IBM will pay MSL [**] percent ([**]%) of the direct subcontractor labor rate for actual direct subcontractor labor resulting from work in the third quarter which is in excess [**] percent ([**]%) of that which had been forecasted by IBM in the original forecast and which is within fourteen
         (14) calendar days from the date of the revised forecast. For the purpose of this item c), the revised forecast replaces the original forecast and the process repeats; except that IBM will not pay multiple payments for any period within the third month of a quarter.

         d) Items c) and b) of this Section will be implemented for the MSL US Work Center and MSL Valencia Work Center independently."

29. Delete Attachment 5: Equipment and Program Loan List, to the Outsourcing Base Agreement, as amended by Amendment 012, in its entirety and replace it with the Attachment 5: Equipment and Program Loan List, to the Outsourcing Base Agreement dated July 25,2001.

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

The Parties hereto have caused this Amendment 013 to be executed by their respective authorized representatives.

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:

International Business Machines Corp.       Manufacturer's Services Western U.S.
                                            Operations, Inc.

By: /S/ IAN J. CRAWFORD                     By: /S/ R.L. BUCKINGHAM
    -------------------------------             --------------------------------

    IAN J. CRAWFORD                             R.L. BUCKINGHAM
    -------------------------------             --------------------------------
    Print Name                                  Print Name

    VP, PRODUCTION PROC.                        VP & TREASURER
    -------------------------------             --------------------------------
    Title                                       Title

    2/6/02                                      2/6/02
    -------------------------------             --------------------------------
    Date                                        Date